Public Service Enterprise Group PSEG Earnings Conference Call 4 th Quarter and Year-end 2009 February 18, 2010 Exhibit 99.1

Forward-Looking Statement
Readers are cautioned that statements contained in this presentation about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance they will be achieved. The results or events predicted in these statements may differ materially from actual results or events. Factors which could cause results or events to differ from current expectations include, but are not limited to:
• Adverse changes in energy industry, law, policies and regulation, including market structures and rules, and reliability standards.
• Any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators.
• Changes in federal and state environmental regulations that could increase our costs or limit operations of our generating units.
• Changes in nuclear regulation and/or developments in the nuclear power industry generally, that could limit operations of our nuclear generating units.
• Actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units at the same site.
• Any inability to balance our energy obligations, available supply and trading risks.
• Any deterioration in our credit quality.
• Availability of capital and credit at commercially reasonable terms and our ability to meet cash needs.
• Any inability to realize anticipated tax benefits or retain tax credits.
• Changes in the cost of or interruption in the supply of fuel and other commodities necessary to the operation of our generating units.
• Delays or unforeseen cost escalations in our construction and development activities.
• Adverse performance of our decommissioning and defined benefit plan trust fund investments, and changes in discount rates and funding requirements.
• Changes in technology and increased customer conservation.
For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation. In addition, any forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United
States (GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes gains or losses associated with Nuclear Decommissioning Trust (NDT) and Mark-to-Market (MTM)
accounting, the impact of the sale of certain non-core domestic and international assets and material impairments and lease-transaction-
related charges. PSEG presents Operating Earnings because
management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information. The last two slides in this presentation include a list of items excluded from Income from Continuing
Operations to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG 2009 Q4 Review Ralph Izzo Chairman, President and Chief Executive Officer

Q4 2009 Earnings Summary
(3) -
Discontinued Operations, Net of Tax
$ 0.62 $  0.62
EPS from Operating Earnings*
234 349
Net Income
237 349
Income from Continuing
Operations
(76) 34
Reconciling
Items, Net of Tax
$  313 $  315
Operating
Earnings
2008 2009
$ millions (except EPS)
Quarter ended December 31,
* See page 32 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Full-year 2009 Earnings Summary
205 -
Discontinued Operations, Net of Tax
$ 3.03 $  3.12
EPS from Operating Earnings*
1,188 1,592
Net Income
983 1,592
Income from Continuing
Operations
(559) 13
Reconciling
Items, Net of Tax
$  1,542 $  1,579
Operating
Earnings
2008 2009
$ millions (except EPS)
For the twelve months ended
December 31,
* See page 32 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG – 2009: Balanced asset mix met market’s
challenges
2009 earnings within guidance
Focused on operational excellence
Record production from nuclear and combined cycle fleet
Reliability standards maintained at PSE&G
Ownership of Texas assets transferred to Power
O&M challenge met by employees
Foundation laid for future
Regulatory approvals in 2009 for $1.4 billion of investments in solar, infrastructure and energy efficiency
BPU approval for $750 million investment in Susquehanna-Roseland transmission line
Environmental upgrades at generation units to be completed in 2010
Financial position strengthened
Lease terminations cut related tax liability in half
Long-term debt reduced
Dividend increased for seventh consecutive year

2008 Operating Earnings* 2009 Operating Earnings* 2010 Guidance
$3.00 - $3.25
PSEG –
Introducing
2010 Guidance
$3.03
* See page 32 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
$3.12

PSEG –
Meeting
Challenges
Achieving earnings targets
Enhancing operational efficiency with a focus on achieving top quartile performance across the enterprise
Investing in areas with attractive risk-adjusted returns
Sustaining a strong balance sheet
Providing an above average return through our common
dividend

PSEG 2009 Q4 Operating Company Review Caroline Dorsa Executive Vice President and Chief Financial Officer

Q4 Operating
Earnings by Subsidiary
$    313
(10)
1
76
$   246
2008
$   315
(7)
12
68
$   242
2009
Operating
Earnings
Earnings per Share
(0.02) (0.01)
Enterprise
$   0.62 $   0.62
Operating
Earnings*
- 0.03
PSEG Energy Holdings
0.15 0.13
PSE&G
$   0.49 $   0.47
PSEG Power
2008 2009
$ millions (except EPS)
Quarter ended December 31,
* See page 32 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Full-year 2009 Operating Earnings by Subsidiary
$ 1,542
(24)
36
360
$   1,170
2008
$   1,579
10
43
321
$   1,205
2009
Operating
Earnings
Earnings per Share
(0.05) 0.02
Enterprise
3.03 $   3.12
Operating Earnings*
0.07 0.09
PSEG Energy Holdings
0.71 0.63
PSE&G
$   2.30 $   2.38
PSEG Power
2008 2009
$ millions (except EPS)
For the year ended December 31,
* See page 32 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$.62 (.02)
(.02)
.03
.01
$.62
0.00
0.35
0.70
PSEG EPS Reconciliation – Q4 2009 versus Q4 2008
Q4 2009
operating
earnings*
Q4 2008
operating
earnings*
Interest
Lower Pricing
Offset by Lower
Fuel Expense
(.02)
BGSS and
Wholesale Power
Trading .03
O&M and Other
(.03)
PSEG Power
Weather (.01)
O&M (.03)
Transmission
and Appliance
Service  .01
Taxes and
Other  .01
PSE&G
PSEG Energy
Holdings
Enterprise
2009 Lease
Sales  .02
O&M, Interest
and Other  .01
* See page 32 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$3.03
.08
(.08)
.02
.07
$3.12
0.00
0.65
1.30
1.95
2.60
3.25
PSEG EPS Reconciliation – Full-year 2009 versus Full-
year 2008
2009
operating
earnings*
2008
operating
earnings*
Interest  .03
Intercompany
Transaction
Eliminated in
Consolidation  .04
Recontracting
and Lower Fuel
Expense  .04
BGSS and
Wholesale Power
Trading  .01
O&M  .03
Interest  .03
Depreciation and
Other  (.03)
PSEG Power
Margin – Gas,
Electric,
Transmission
and Appliance
Service  .04
Weather  (.01)
O&M  (.06)
Depreciation
(.03)
Taxes  (.03)
Interest .01
PSE&G
PSEG Energy
Holdings
Enterprise
2009 Lease Sales
.13
Lease Income  (.04)
Effective Tax Rate
and Other  (.03)
Intercompany
Transaction
Eliminated in
Consolidation  (.04)
* See page 32 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Power 2009 Q4 Review

PSEG Power – Q4 2009 EPS Summary
11 (14) (3)
Mark-to-Market, Net of Tax
57 (49) 8
NDT Funds Related Activity,
Net of Tax
($ 256) $ 2,008 $ 1,752
Operating
Revenues
($ 0.02) $   0.49 $    0.47
EPS from Operating Earnings*
64 183 247
Net Income
(4) 246 242
Operating
Earnings
Variance Q4 2008 Q4 2009
$ millions (except EPS)
* See page 32 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$.47
(.03)
.03
(.02) $.49
0.00
0.25
0.50
0.75
Lower Pricing
Offset by Lower
Fuel Expense
PSEG Power EPS Reconciliation – Q4 2009 versus Q4 2008
Q4 2009
operating
earnings*
Q4 2008
operating
earnings*
BGSS and
Wholesale
Power Trading
* See page 32 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
O&M and
Other

29,284
30,283
12,918
8,899
13,090
12,982
7,866
7,644
0
32,500
65,000
2008 2009
PSEG Power – Generation Measures
7,360
7,531
2,642
2,509
2,516
3,547
1,784
1,688
0
8,750
17,500
2008 2009
Quarter ended December 31,
Total Nuclear Total Coal* Oil & Natural Gas
– excluding
Texas
* Includes figures for Pumped Storage
PSEG Power – Generation (GWh)
14,206
15,371
Twelve months ended December 31,
63,158
59,808
Oil & Natural Gas
- Texas

PSEG Power – Fuel Costs
240 279 Oil & Gas*
97 92 Coal
24.53 28.44 $ / MWh
15,371 14,206
Total Generation
(GWh)
377 404 Total Fuel Cost
40 33 Nuclear
Total Fossil
($ millions)
337 371
2009 2008
Quarter ended December 31,
PSEG Power – Fuel Costs
882 1,645 Oil & Gas*
336 423 Coal
22.87 34.79 $ / MWh
59,808 63,158
Total Generation
(GWh)
1,368 2,197 Total Fuel Cost
150 129 Nuclear
Total Fossil
($ millions)
1,218 2,068
2009 2008
Twelve months ended
December 31,
* Includes Texas.

PSEG Power – Gross Margin Performance
$0
$25
$50
$75
2008 2009
$0
$25
$50
$75
2008 2009
$55
$51
Quarter ended
December 31,
Twelve  months ended
December 31,
$55
$60
PJM total gross margin was sustained by lower costs to serve, including strong performance of our nuclear fleet, which offset lower overall demand
Low gas pricing resulted in gas displacing coal-fired generation
Low spark spreads, partially offset by
increase in generation.
$13 Texas
Regional Performance
$17
$18
$657
Q4 Gross
Margin ($M)
Q4 Performance Region
Low spark spreads, partially offset by
increase in generation.
New York
Output of Bridgeport Harbor hurt by
low energy prices and high cost of
coal.
New
England
Q4 contribution to gross margin ($M)
increased 3.5% versus year ago;
strong nuclear production, higher
contracted prices offset impact of
customer migration.
PJM
PSEG Power Gross Margin ($/MWh)*
* Excludes Texas. Gross margin for Texas was $27M and $13M in Q4 2008 and Q4 2009, respectively. For full year, Texas gross margin was
$207M and $113 for 2008 and 2009, respectively.

PSEG Power – Q4 Operating Highlights
Q4 output + 8%; full-year decline of 5%
Q4 nuclear capacity factor at 92.0%; full-year at 93.4%
Combined cycle units operated at record levels
Higher NJ coal dispatch in Q4
Operations
Regulatory and Market Environment
Financial
BGS auction priced at $95.77/MWh versus $98.88/MWh for expiring contract
Poor economy hurt Q4 earnings ($0.01 per share); customer migration also hurt
Q4 earnings ($0.02 per share)
90 - 95% of 2010 anticipated coal and nuclear output hedged following BGS auction
Ownership of Texas assets transferred to Power on October 1; financial statements for 2009 and 2008 reflect transfer
Power’s EBITDA and earnings in line with forecast

PSE&G 2009 Q4 Review

PSE&G – Q4 2009 Earnings Summary
(337) 2,065 1,728
Total Operating
Expenses
(2) 35 33
Taxes Other than Income Taxes
Operating
Expenses
(380) 1,545 1,165
Energy Costs
39 345 384
Operation & Maintenance
6 140 146
Depreciation & Amortization
($ 0.02) $ 0.15 $ 0.13
EPS from Operating Earnings*
(8) 76 68
Operating
Earnings / Net Income
($ 366) $ 2,288 $ 1,922
Operating
Revenues
Variance Q4 2008 Q4 2009
$ millions (except EPS)
* See page 32 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$.13
.01
(.03)
.01
(.01)
$.15
0.00
0.10
0.20
PSE&G EPS Reconciliation – Q4 2009 versus Q4 2008
Q4 2009
operating
earnings*
Q4 2008
operating
earnings*
Weather
Taxes and
Other
* See page 32 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
O&M
Transmission
and Appliance
Service

PSE&G – Q4 Operating Highlights
NJ BPU approved construction of the $750 million Susquehanna-Roseland 500kV transmission line; in-service date of 2012
Electric and gas rate filing updated to reflect actual results for 2009 test year
Electric increase ($148 million); gas increase ($74 million)
Leadership of NJ BPU changed with election of Chris Christie (R) as governor
PSE&G issued $250 million of 30-year secured debt at 5.375%
PSE&G’s 2009 operating earnings provided an earned return on equity of 8.3%
Operations
Regulatory and Market Environment
Financial
Decline in employment having impact on sales growth
Non-pension related O&M remains under control
Agreements with majority of union employees will contain O&M growth in 2010
Focused on maintaining reliability

PSEG Energy Holdings 2009 Q4 Review

PSEG Energy Holdings – Q4 2009 Earnings Summary
3 (3) --
Discontinued Operations, net of tax
13 (13) --
Asset Impairments
29 -- 29
Net Reversal of Lease Transaction
Reserves
$0.03 -- $ 0.03
EPS from Operating Earnings*
$ 56 ($ 15) $ 41
Net Income (Loss)
$ 11 $ 1 $ 12
Operating
Earnings
Variance Q4 2008 Q4 2009
$ millions (except EPS)
* See page 32 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

.03
.01
.02
$.00
0.00
0.05
PSEG Energy Holdings EPS
Reconciliation – Q4 2009 versus
Q4 2008
Q4 2009
operating
earnings*
Q4 2008
operating
earnings*
2009 Lease
Sales
* See page 32 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
O&M,
Interest
and Other

PSEG Energy Holdings – Q4 Operating Highlights
Financial
Termination of two leases in Q4 brought total number of leases terminated to 13, reducing potential tax liability at year-end to $660 million
Reserve for IRS interest reduced in Q4 2009 based on reassessment of risk following court decision in case with facts similar to ours
Ownership of Texas gas-fired generating assets transferred to Power on
October 1, 2009

PSEG

PSEG Financial Highlights
2010 operating earnings guidance of $3.00 - $3.25 per share
Guidance by operating company will be provided following conclusion of PSE&G distribution rate case
2009 earnings included $0.13 per share of gains on lease terminations offsetting
$0.08 per share negative impact on earnings from contraction in economic activity and cooler than normal weather
Financial risk associated with lease investments reduced to approximately
$660 million
Financial position strengthened
Parent level long-term debt eliminated
Debt:capital ratio at 45% at year-end 2009 versus 49% at end of 2008

PSEG Liquidity as of February 12, 2010
Expiration Total Primary Usage at Available
Company Facility Date Facility Purpose 2/12/2010 2/12/2010
PSEG 5-year Credit Facility Dec-12 $1,000 1 CP Support/Funding/LCs $288 $712
Uncommitted Bilateral
Agreement
N/A N/A Funding 0 N/A
Power 5-Year Credit Facility Dec-12 1,600 2 Funding/LCs 203 1,397
2-Year Credit Facility Jul-11 350 Funding 0 350
Bilateral Credit Facility Mar-10 100 Funding/LCs 39 61
PSE&G 5-year Credit Facility Jun-12 600 3 CP Support/Funding/LCs 0 600
Uncommitted Bilateral N/A N/A Funding 0 N/A
Total $3,650 $3,120
1
PSEG Facility reduces by $47 million in 12/2011
2
Power Facility reduces by $75 million in 12/2011
3
PSE&G Facility reduces by $28 million in 12/2011

Items Excluded from Income from Continuing
Operations to
Reconcile to Operating
Earnings
Please see Page 2 for an explanation of PSEG’s use of Operating
Earnings as a non-GAAP financial measure and how
it differs from Net Income.
Pro-forma Adjustments, net of tax 2009 2008 2009 2008
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity 8 $           (49) $        9 $           (71) $
Gain (Loss) on Mark-to-Market (MTM) (3) (14) (25) 16
Lease Transaction Reserves
- - - (490)
Net Reversal of Lease Transaction Reserves 29 - 29 -
Asset Impairments - (13) - (13)
Premium on Bond Redemption
- - - (1)
Total Pro-forma adjustments
34 $         (76) $        13 $         (559) $
Fully Diluted Average Shares Outstanding (in Millions)
507 507 507 508
Per Share Impact (Diluted)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity
0.02 $      (0.10) $     0.02 $      (0.14) $
Gain (Loss) on Mark-to-Market (MTM)
- (0.03) (0.05) 0.03
Lease Transaction Reserves - - - (0.96)
Net Reversal of Lease Transaction Reserves
0.05 - 0.05 -
Asset Impairments
- (0.03) - (0.03)
Premium on Bond Redemption - - - -
Total Pro-forma adjustments 0.07 $      (0.16) $     0.02 $      (1.10) $
For the Quarters Ended For the Twelve Months Ended
December 31,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)
December 31,